                              SCHEDULE 14A PRIVATE
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by the Registrant |X|
      Filed by a Party other than the Registrant |_|

      Check the appropriate box:

      |_| Preliminary Proxy Statement
      |_| Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      |X| Definitive Proxy Statement
      |_| Definitive Additional Materials
      |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      SPATIALIZER AUDIO LABORATORIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |_| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
      |_| $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).
      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.
      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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      |_| Fee paid previously with preliminary materials.

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      |_| Check box if any part of the fee if offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          ----------------------------------------------------------------------
      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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

[LOGO]

April 12, 2001

Dear Stockholder:

     On behalf of the Board of Directors (the "Board"), I cordially invite you to the annual meeting of the stockholders (the "Annual Meeting") of Spatializer Audio Laboratories, Inc. (the "Company") which will be held on May 25, 2001 at 10:00 a.m. at the Hilton Woodland Hills, located at 6360 Canoga Avenue, in Woodland Hills, California 91637. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

          (1) The nomination and election of two persons to serve as Directors of the Company until the Annual Meeting of Stockholders to be held in 2004, and

          (2) To consider and vote on such other matters as may properly be presented incident to the conduct of the Annual Meeting or any adjournment or postponement thereof.

     The Board has approved and recommends that the stockholders vote FOR the Directors nominated by the Board.

     At the Annual Meeting, each holder of record of shares of common stock, par value $0.01 per share ("Common Stock") as of April 6, 2001, the record date (the "Record Date") will be entitled at the meeting to one (1) vote on each matter properly brought before the Annual Meeting. The election of Directors requires that each person nominated as a Director receive a plurality of the votes cast pursuant to Article II, Section 3 of the Bylaws of the Company.

     The names and qualifications of the nominees for Directors of the Company and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

     I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

                                          Sincerely,
                                          SPATIALIZER AUDIO LABORATORIES, INC.

                                          HENRY R. MANDELL
                                          Chairman of the Board and
                                          Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that Spatializer Audio Laboratories, Inc. (the "Company") will hold its Annual Meeting of Stockholders on May 25, 2001 at 10:00 a.m., at the Hilton Woodland Hills, located at 6360 Canoga Avenue, in Woodland Hills, California, for the following purposes:

        To elect two Directors of the Company to serve until the Annual Meeting of Stockholders to be held in 2004; and

        To act upon other matters that may properly come before the meeting.

     The Board of Directors has fixed April 6, 2001 as the Record Date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

     At the Annual Meeting, each share of Common Stock represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting. The election of Directors requires that each person nominated as a Director receive a plurality of the votes cast pursuant to
Article II, Section 3 of the Bylaws of the Company.

     Your attention is directed to the accompanying Proxy Statement. Stockholders who do not expect to attend the Annual Meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed envelope.

DATED: April 12, 2001                     BY ORDER OF THE BOARD OF DIRECTORS

                                          HENRY R. MANDELL
                                          Chairman of the Board and
                                          Chief Executive Officer

     THE BOARD HAS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE DIRECTORS NOMINATED BY THE BOARD.

     IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 2001

     The accompanying proxy is solicited by the Board of Directors of Spatializer Audio Laboratories, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on May 25, 2001 at 10:00 a.m., at the Hilton Woodland Hills, located at 6360 Canoga Avenue, in Woodland Hills, California, and at any adjournments or postponements of the Annual Meeting. This proxy statement and accompanying proxy will be mailed beginning on or about April 16, 2001, to give holders of record on April 6, 2001, the Record Date, of the Company's Common Stock an opportunity to vote at the Annual Meeting.

        To elect two Directors of the Company to serve until the Annual Meeting of Stockholders to be held in 2004; and

        To act upon other matters that may properly come before the meeting.

VOTING

     In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy, signing and dating the proxy and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for Director at their discretion on any other matters that may properly come before the Annual Meeting. In situations where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), the affected shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be included in the vote totals. Therefore, a failure by a stockholder to return a proxy and indicate their vote concerning the Directors will, in effect, be treated as a non-vote, since shares cannot be counted as a "FOR" vote if a proxy is not returned.

     The election of Directors requires that each person nominated as a Director receive a plurality of the votes cast pursuant to Article II, Section 3 of the Bylaws of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE TWO PERSONS NOMINATED AS DIRECTORS OF THE COMPANY.

     A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A STOCKHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO EXERCISE THIS RIGHT, THE STOCKHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY.

     THE SHARES REPRESENTED BY PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED ON ANY BALLOT (SUBJECT TO ANY RESTRICTIONS THEY MAY CONTAIN) IN FAVOR OF THE MATTERS DESCRIBED IN THE PROXY.

REVOCABILITY OF PROXIES

     Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the executive office of the Company located at 20700 Ventura Boulevard, Suite 140, Woodland Hills, California, 91364, or at Computershare Investor Services, 515 S. Figueroa, Suite 1020, Los Angeles, California 90067 ("The Transfer Agent") at any time and up to and including the last business day preceding the day of the meeting, or any adjournment thereof, or with the chairman of the meeting on the day of the meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

OUTSTANDING STOCK

     Holders of record of Common Stock at the close of business on April 6, 2001, the Record Date, will be entitled to receive notice of and vote at the meeting. Currently, the Company is authorized to issue 65,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value of $.01 US per share ("Preferred Stock"). On the Record Date, there were 47,401,939 shares of Common Stock and 87,113 shares of Preferred Stock issued and outstanding. The holders of Common Stock are entitled to one (1) vote for each share held.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information (except as otherwise indicated by footnote) as to shares of Common Stock owned as of April 6, 2001 or which can be acquired in sixty days, by (i) each person known by management to beneficially own more than five percent (5%) of the Company's outstanding Common Stock, (ii) each of the Company's Directors, and officers, (iii) all executive officers and Directors as a group, including one Director who did not seek re-election at our annual meeting in 2000. On April 6, 2001 there were 47,401,939 shares outstanding.

                                                              AMOUNT AND NATURE OF    PERCENT OF
          NAME AND ADDRESS OF BENEFICIAL OWNER(1)             BENEFICIAL OWNERSHIP     CLASS(5)
          ---------------------------------------             --------------------    ----------
DIRECTORS AND OFFICERS
Carlo Civelli(2)(3)(4)......................................       4,170,958              8.4%
Stephen W. Desper(3)(4).....................................       1,654,902              3.3%
Steven D. Gershick(3)(4)(6).................................               0                *
Henry Mandell(3)(4)(5)......................................       1,989,516              4.0%
James D. Pace(3)(4).........................................         376,967                *
Gilbert N. Segel(3)(4)......................................         193,000                *
All directors and executive officers as a group (6
  persons)(4)(6)............................................       8,385,373             17.0%

---------------
 * Indicates that the percentage of shares beneficially owned does not exceed one percent (1%) of the class.

(1) Each of the Directors and officers named can be reached at the Company's executive offices located at 20700 Ventura Boulevard, Suite 140, Woodland Hills, California, 91364, except for Carlo Civelli, whose address is Gerberstrasse 5, 8023 Zurich, Switzerland. The persons named in the table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table. Mr. Gershick did not stand for re-election as a Director in February 2000.

(2) Carlo Civelli controls Clarion Finanz AG, a non-reporting investment company. Holdings of Mr. Civelli and Clarion Finanz AG are combined, and include all shares of the Company held of record or beneficially by them, and all additional shares over which he either currently exercises full or partial control, without duplication through attribution.

(3) Includes an aggregate of 2,640,420 performance shares held in escrow as of April 6, 2001, as follows: Carlo Civelli, 834,528 shares; Stephen W. Desper, 1,157,806 shares; Steven D. Gershick, no shares; Gilbert N. Segel 66,000; James D. Pace 76,198 and Henry Mandell 505,888. Includes 50,000 vested options granted to each Director on January 2, 2001, and exercisable at $0.22 per share.

(4) Calculation includes options and warrants to purchase 2,043,800 shares exercisable at various prices from $0.09 to $3.26 per share, and expiring on various dated from February, 2000 to January 2006.

(5) Includes 1,505,000 options and warrants held by Mr. Mandell of which 1,255,000 are vested, and 1,250,000 are exercisable at various prices from $.125 to $1.00 and the 250,000 options granted in January 2001 are exercisable at $0.22. The options and warrants have varying expiration dates of which the final such expiration date is January, 2006.

(6) In November 1999, the Board of Directors approved, subject to the finalization of appropriate documentation, the reallocation of the 674,516 performance shares held in escrow for Steven D. Gershick to Henry R. Mandell and the transfer among Mr. Gershick, the Company and Mr. Mandell of the

    168,628 performance shares previously released from escrow to Mr. Gershick. The documentation was finalized and Mr. Gershick exercised or allowed to have cancelled all remaining options. Accordingly, during 2000, 168,628 performance shares were released from escrow for Mr. Mandell but he renounced this release and in January 2001 he was granted options to acquire 250,000 shares in lieu of the performance shares.

SOLICITATION

     The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional material furnished to stockholders. Proxies may be solicited by Directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians which hold shares of Common Stock of record for beneficial owners for forwarding to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.

     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

NOMINATION AND ELECTION OF DIRECTORS

     The current Bylaws of the Company provide for a Board of Directors of no less than three. The Company currently has five Directors. The Board is classified into three classes, Directors in each class being elected to serve for three years. Of the current Board of Directors, three Directors have terms expiring in 2003 and two are being nominated for election for directorships with terms ending in 2004. At this Annual Meeting, Management intends to nominate James D. Pace and Gilbert N. Segel to be elected for three year terms expiring in 2004.

     Each of the elected Directors will continue in office until such Director's successor is elected and has been qualified, or until such Director's earlier death, resignation or removal. The Bylaws state that in any election of Directors, the persons receiving a plurality of the votes cast, up to the number of Directors to be elected in such election, shall be deemed to be elected. Shares represented by proxies marked "withhold authority" for one or more nominees will be counted as a negative vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED BELOW.

     The following table sets forth certain information with respect to the nominees for Directors and certain executive officers of the Company as of April 6, 2001:

                NAME                   AGE                           POSITION
                ----                   ---                           --------
DIRECTORS WITH TERMS ENDING
IN 2001:
James D. Pace........................  45     Director -- 2/95 to date.
                                              Member of Compensation Committee -- 2/95 to date.
Gilbert N. Segel.....................  68     Director -- 5/95 to date.
                                              Member of Audit and Compensation Committee -- 5/95 to
                                              date.
DIRECTORS WITH TERMS ENDING
  2003:
Stephen W. Desper....................  58     Director -- 7/92 to date.
                                              Chairman of the Board -- 7/92 to 12/95.
                                              Vice Chairman of the Board -- 12/95 to date.
                                              Member of Audit Committee.
Carlo Civelli........................  52     Director -- 3/93 to date.
                                              Vice President Finance, Europe -- 8/91 to 3/95.
                                              Member of Audit Committee.
Henry R. Mandell.....................  44     Chairman of the Board and Chief Executive
                                              Officer -- 2/00 to date, Secretary -- 9/98 to date.
                                              Chief Financial Officer -- 3/98 to date.

     CARLO CIVELLI. Director since March 1993. VP Finance -- Europe from August 1991 to March 1995. Has extensive experience in financing emerging public companies. Managing director of Clarion Finanz AG, Zurich, Switzerland, for more than the last five years. Director and Financial Consultant to Clarion Finanz AG.

     STEPHEN W. DESPER. Vice Chairman of the Board, Inventor. Mr. Desper devoted his full time for a number of years to developing and refining Spatializer(R) technology. Recording engineer, over twenty (20) years experience; Director of Engineering for The Beach Boys Organization. Acoustician, Acoustic Design and Noise Control Engineer. December, 1991 to December, 1995, Chairman of Spatializer Audio Laboratories, Inc. Since December, 1995 Vice Chairman of Spatializer Audio Laboratories, Inc. Inventor and President of Desper Products; Inc. ("DPI") from June 1986 to October, 1991. Vice President and Director of Research, DPI from October 1991 to December 1996.

     HENRY R. MANDELL. Chairman and Chief Executive Officer since February 2000. Interim Chief Executive Office from September 1998 to February 2000. Secretary since September 1998; Chief Financial Officer since March 1998; Senior Vice President, Finance from March 1998 until September 1998. Executive Vice President and Chief Financial Officer of The Sirena Apparel Group, Inc. from November 1990 to January, 1998 (The Sirena Apparel Group filed for protection under Chapter 11 of the Bankruptcy Code in June of 1999). Senior Vice President of Finance and Administration for Media Home Entertainment, Inc. from April 1985 to November 1990. Director of Finance and Accounting for Oak Media Corporation from June 1982 to April 1985. Senior Corporate Auditor for Twentieth Century Fox Film Corporation from June 1981 to June 1982. Mr. Mandell was a Senior Auditor for Arthur Young and Company from August 1978 to June 1981, where he qualified as a Certified Public Accountant.

     JAMES D. PACE. Director since February 1995. Director of DPI since July 1992. For more than the last seventeen years, Mr. Pace has specialized in the introduction and distribution of new technologies into the professional recording and film industries. He has broad experience in various audio industries, including audio for DVD.

     GILBERT N. SEGEL. Director since May 1995. Mr. Segel has spent more than thirty (30) years as an independent business manager representing musical artists, film actors and entertainment industry entrepre-neurs. Since 1985, he has concentrated on his personal investments and serves as a director of various private business and charitable enterprises.

RESIGNATIONS OF CERTAIN DIRECTORS

     None.

COMPENSATION OF DIRECTORS

     None of the Company's Directors received any cash compensation or other arrangements for services provided in their capacity as Directors. However, the Company has granted stock options to Directors in that capacity. Under the 1995 Stock Option Plan, each Director who is not an employee of the Company is entitled to an automatic annual grant of an option to purchase 50,000 shares of Common Stock which are granted as options and are available for grant under the 1995 Stock Option Plan. Employee Directors may receive such a grant at the discretion of the Board of Directors. The Company issued such options to its employee and non-employee directors in January 2001 for the year 2000 period.

ACTIVITIES OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Members of the Board of Directors are elected by the holders of the Common Stock of the Company and represent the interests of all stockholders. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring Board approval. Although the Board of Directors delegates many matters to others, it reserves certain powers and functions to itself.

     During fiscal 2000, the Board of Directors of the Company, which consisted of five (5) members, had four formal meetings and took various actions by written consent. All incumbent Directors of the Company were present at, or participated in taking actions for, one hundred percent (100%) of the meetings of the Board of Directors of the Company and the Committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     As of April 6, 2001 standing committees of the Board of Directors of the Company included an Audit Committee and a Compensation and Stock Option Committee.

AUDIT COMMITTEE

     The Audit Committee of the Company's Board of Directors consisted of Messrs. Segel, Civelli and Desper. Mr. Mandell also participates as an ex-officio member. Messrs. Segel and Civelli are non-employee Directors of the Company. This committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with Management and the internal auditors and the adequacy of the Company's accounting, financial, and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the Company's independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. The Audit Committee of the Board of Directors held one meeting during fiscal 2000.

COMPENSATION AND STOCK COMMITTEE

     The Compensation and Stock Option Committee of the Company (the "Compensation Committee") currently consists of Messrs. Pace and Segel, each of whom is a non-employee Director of the Company and a "disinterested person" with respect to the plans administered by such committee, as such term is defined in Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for senior officers and employees of the Company. Except for plans that are, in accordance with their terms or as required by law, administered by the Board of Directors or another particularly designated group, the Compensation Committee also administers and implements all of the Company's stock option and other stock-based and equity-based benefit plans

(including performance-based plans), recommends changes or additions to those plans, and reports to the Board of Directors on compensation matters. The Compensation Committee held two meetings in 2000. To the extent required by law, a separate committee of disinterested parties administers the 1996 Incentive Plan. No Compensation Committee interlock relationships existed in 2000.

                        REPORT OF COMPENSATION COMMITTEE

GENERAL

     The Company's Compensation Committee is responsible for formulating and overseeing the general executive and employee compensation policies for the Company. Its responsibilities include determination of the compensation of senior executive officers and administration of the annual and long-term incentive plans and stock option plans of the Company unless such plans, in accordance with their terms, are administered by the Board of Directors or another particularly designated group. Specific decisions relating to compensation earned by or awarded to the senior officers of the Company, including the Chief Executive Officer and the other four highest paid executive officers (collectively, the "Named Executive Officers"), are governed by the Compensation Committee. The Compensation Committee was formed in June 1995.

     The Compensation Committee has adopted the following policy framework on which it intends to base the Company's compensation program and its decisions:

     - Efforts should be made to achieve base salaries for the senior executives which are competitive with compensation at the Company's peer group of companies, not withstanding the significantly larger revenues at many of the entities in the peer group.

     - Annual incentives should consider Company performance and individual contribution. Efforts should be made to establish parity among individuals with similar responsibilities and performance.

     - The long-term incentive program should be performance-based and emphasize stock options to ensure that long-term compensation primarily depends on increases in stock price. Other awards, including restricted stock, performance units or a combination, may be utilized to provide incentives that might otherwise be reflected in stock option grants.

     - Stock option grants (or other performance-based long-term incentives that may be awarded in the future) should be competitive with peer practices to allow the Company to attract and retain senior personnel and to reflect the Company's operating growth and performance.

     - The relative mix of annual and long-term incentives should reflect levels within the organization, so that senior executives receive a greater proportion of long-term incentives and others receive compensation that emphasizes annual compensation and incentives.

     To implement these policies, the Compensation Committee will take into account current market data and compensation trends for similar enterprises, compare corporate performance of the Company to the performance of a selected peer group, gauge achievement of corporate and individual objectives and consider the overall effectiveness of the Company's compensation programs.

     In December 1995, to assist in formulating its operating framework, the Compensation Committee engaged an independent executive compensation consultant to assess the current competitive position of the Company's executive compensation program and to assist the Company in implementing an ongoing long-term incentive program. Given the Company's reduced operations and financial constraints, no independent adviser was engaged during 1999 or 2000. However, the Compensation Committee has continued to consider comparisons of current compensation levels at the Company with other small capital publicly traded companies. In addition, broader published compensation surveys of compensation levels for executives holding similar positions at comparable industrial entities or organizations were used to establish competitive norms. These assessments indicated that actual cash compensation (salary plus annual incentives) of the Named Executive Officers were below total cash compensation levels of the peer group.

ANNUAL COMPENSATION

     The Compensation Committee annually reviews base salary levels of executives and employees annually, subject to any provisions or limitations included in their Employment Agreements and in the context of the above policies. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code. Section 162(m) creates a new limit on the deductibility of compensation paid to certain officers. With respect to the Company, the covered officers are the Chief Executive Officer and the next four most highly compensated persons in office at the end of the year. Compensation paid to these officers in excess of $1,000,000 per person, that is not performance-based, cannot be claimed by the Company as a tax deduction. It is the Compensation Committee's intention to continue to utilize performance-based compensation and to conform such compensation to these limits.

CEO COMPENSATION

     The compensation for Henry R. Mandell, as CEO of the Company, was determined in accordance with the guidelines discussed above. Based on the performance of the Company and the compensation of the CEOs at several peer companies, he was paid a base salary of $200,000 in 2000. He also is entitled to an annual bonus equal to 5% of the Company's income after taxes (not to exceed $100,000). In addition, the 168,628 performance shares held by Mr. Gershick directly and the 674,516 performance shares held in escrow for him were reallocated to Mr. Mandell. In December 2000, Mr. Mandell renounced all interest in 168,628 performance shares distributed out of escrow in June 2000. These shares are retained in escrow and are available for later grant or retirement. In November 2000, Mr. Mandell was eligible for a salary increase under the terms of his employment agreement. Effective February 2001, the Compensation Committee and Board of Directors, in view of the Mr. Mandell's contributions to the continued profitability of the Company, approved an increase in Mr. Mandell's base salary to $210,000. In January, Mr. Mandell was granted options to acquire 250,000 shares in lieu of the shares renounced and was granted options to acquire 50,000 shares as a Director, all of which are exercisable at $0.22 per share.

CONCLUSION

     The Compensation Committee believes that the policies and concepts discussed above will be an effective strategy since a significant portion of compensation to the Named Executive Officers will be based on the operating results of the Company, the commensurate results for its stockholders, and the need to attract and retain senior management, technical and operating personnel as the Company matures and technology and market conditions change and evolve. At the same time, it is intended that the policies will encourage responsible management for both long-term and short-term results and will further the interests of the Company's stockholders. In implementing its policies, the Compensation Committee intends to base its review on the experience of its members, on Company and management information, and on discussions with and information compiled by various independent compensation consultants and other appropriate sources.

                                          Submitted by the Compensation
                                          Committee of the Company's Board of
                                          Directors,

                                          James D. Pace
                                          Gilbert N. Segel

PERFORMANCE GRAPH OF COMPANY STOCK

     The following Performance Graph reflects a comparison of the performance of the Company's Common Stock to the common stock of other peer group companies and to the NASDAQ Market Index:

                        COMPARE CUMULATIVE TOTAL RETURN
                  AMONG SPATIALIZER AUDIO LABORATORIES, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                                      LOGO

--------------------------------------------------------------------------------------
                                              FISCAL YEAR ENDED
--------------------------------------------------------------------------------------
 COMPANY/INDEX/MARKET  12/29/95   12/31/96   12/31/97   12/31/98   12/31/99   12/29/00
 Spatializer Audio
  Laboratories         100.00      82.86      34.29      2.85       2.34        0.58
 Peer Group Index      100.00      97.76     106.80      92.37      98.46      121.06
 NASDAQ Market Index   100.00     124.27     152.00     214.39     378.12      237.66
--------------------------------------------------------------------------------------

     The peer group, for purposes of the above graph, consists of other comparable technology companies. The peer group was expanded in 1996 to include a competitor in the advanced audio technology industry that went public during 1996.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The Company's Certificate of Incorporation and its Amended and Restated Bylaws provide that the Company will indemnify any officer or Director of the Company who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against expenses (including, but not limited to, attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent and in the manner set forth in and permitted by Delaware law and any other applicable law as from time to time in effect.

EXECUTIVE COMPENSATION

     The following table sets forth separately, for the last three complete fiscal years, each component of compensation paid or awarded to, or earned by, Henry R. Mandell as the Chief Executive Officer of the Company. There were no other executive officers who were serving as executive officers at December 31, 2000 who had annual income of at least $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                              -----------------------------------
                                                                                       AWARDS             PAYOUTS
                                                                              -------------------------   -------
                                                                              SECURITIES
                                                                                UNDER
                                                   ANNUAL COMPENSATION         OPTIONS/     RESTRICTED
                                               ----------------------------      SARS      STOCK AWARDS    LTIP
     NAME AND PRINCIPAL POSITION       YEAR     SALARY     BONUS     OTHER    GRANTED(#)       ($)        PAYOUTS
     ---------------------------       -----   --------   -------   -------   ----------   ------------   -------
Henry R. Mandell(1)..................  12/00   $200,000   $20,000   $ 9,000
Chief Executive Officer..............  12/99   $175,000   $    --   $34,000    750,000         N/A          N/A

---------------
(1) Mr. Mandell became an employee of the Company in March 1998. He became Interim Chief Executive Officer of the Company on September 25, 1998, concurrent with the effective date of Mr. Gershick's resignation as President and Chief Executive Officer. He became Chairman and Chief Executive Officer in February 2000, with his base salary in 2000 set at $200,000 and he will be entitled to a bonus equal to 5% of the Company's income after taxes (not to exceed $100,000). The 500,000 options shown above were treated as having been fully vested at November 12, 1999 and at that time he was granted options to acquire 750,000 additional shares (250,000 shares exercisable at $.50 and immediately vested; 250,000 shares exercisable at $.55 to vest on November 12, 2000; and 250,000 shares exercisable at $.75 to vest on November 12, 2001). In addition, the 168,628 performance shares held by Mr. Gershick directly and the 674,516 performance shares were reallocated to Mr. Mandell. During 2000 he renounced ownership in 168,628 performance shares which were released on 2000 and in lieu thereof in January 2001 he was granted vested options to acquire 250,000 shares at an exercise price of $0.22 per share.

           OPTION/STOCK APPRECIATION RIGHT ("SAR") GRANTS DURING THE
                     MOST RECENTLY COMPLETED FINANCIAL YEAR

     The following table presented in accordance with the Securities Exchange Act of 1934, as amended ("the Exchange Act") and the Regulations thereunder sets forth stock options granted under the Company's Stock Option Plan ("the Stock Option Plan") during the most recently completed financial year to each of the Named Executive Officers:

                                                                                                                      ALTERNATIVE
                                                                                                                          TO
                                     INDIVIDUAL GRANTS                                                                REALIZABLE
-------------------------------------------------------------------------------------------                             VALUE:
                                                                                                                         GRANT
                                                                                                                         VALUE
                                                                                                                         DATE
                                                                  MARKET VALUE                POTENTIAL REALIZABLE    -----------
                                                                       OF                       VALUE AT ASSUMED
                                     % OF TOTAL                    SECURITIES                    ANNUAL RATES OF
                       SECURITIES     OPTIONS/                     UNDERLYING                      STOCK PRICE
                         UNDER          SARS                        OPTIONS/                    APPRECIATION FOR         GRANT
                        OPTIONS/     GRANTED TO    EXERCISE OR    SARS ON DATE                     OPTION TERM           DATE
                          SARS      EMPLOYEES IN    BASE PRICE      OF GRANT     EXPIRATION   ---------------------     PRESENT
                        GRANTED     FISCAL YEAR    ($/SECURITY)   ($/SECURITY)      DATE        5%($)      10%($)       VALUE $
                       ----------   ------------   ------------   ------------   ----------   ---------   ---------   -----------
All Others...........   400,000        100.0%         $0.19          $0.19        12/28/05     $20,997     $46,399        N/A

            AGGREGATED OPTIONS/SAR EXERCISES IN LAST FINANCIAL YEAR
                    AND FINANCIAL YEAR-END OPTION/SAR VALUES

     The following table (presented in accordance with the Exchange Act and the Regulations) sets forth details of all exercises of stock options/SARs granted during the year ended December 31,2000 by each of the Named Executive Officers and the financial year-end value of unexercised options/SARs on an aggregated basis:

                                                                            VALUE OF UNEXERCISED IN-THE-MONEY
                        SECURITIES                         UNEXERCISED       OPTIONS/SARS AT FISCAL YEAR-END
                        ACQUIRED ON      AGGREGATE       OPTIONS/SARS AT                   ($)
         NAME            EXERCISE      VALUE REALIZED    FISCAL YEAR-END        EXERCISABLE/UNEXERCISABLE
         ----           -----------    --------------    ---------------    ---------------------------------
Henry R. Mandell......      N/A             N/A              250,000                 $10,500/$10,500

                         TEN-YEAR OPTION/SAR REPRICINGS

     During the year ended December 31, 2000 there were no repricings of stock options/SARs held by Henry R. Mandell, the only named executive officer:

EMPLOYMENT AGREEMENTS

     Effective November 12, 1999, the Company entered into a three-year employment agreement with Mr. Mandell to be the Company's Chief Executive Officer. In 2000, Mr. Mandell's salary was set at $200,000 and he will be entitled to a bonus equal to 5% of the Company's income after taxes (not to exceed $100,000). He is also entitled to reasonable travel and housing expenses while away from the Woodland Hills, CA executive office on company business. In connection with the employment agreement, 500,000 options previously granted to Mr. Mandell were treated as having been fully vested at November 12, 1999 and at that time he was granted options to acquire 750,000 additional shares (250,000 shares exercisable at $.50 and immediately vested; 250,000 shares exercisable at $.55 which vested on November 12, 2000; and 250,000 shares exercisable at $.75 to vest on November 12, 2001). In addition, 168,628 performance shares held by Mr. Gershick, the former Chairman directly and the 674,516 performance shares were reallocated to Mr. Mandell. During 2000, Mr. Mandell renounced ownership in the 168,628 performance shares released in 2000. In lieu thereof, in January 2001, Mr. Mandell was granted an additional 250,000 options immediately exercisable at $.22 per share.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During 2000, the Company was not a party to any transaction in which the amount involved exceeded $60,000 and in which any Director, executive officer, nominee for Director, security holder of more than 5% of the Company's voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

                         REPORT OF THE AUDIT COMMITTEE

     Neither the following report of the Audit Committee nor any other information included in this proxy statement pursuant to item 7(d)(3) of
Schedule 14A promulgated under the Securities Exchange Act of 1934 or pursuant to Rule 306 of Regulation S-K constitutes "soliciting material" and none of such information should be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference in any of those filings.

     The Audit Committee has a written charter, a copy of which is reproduced as Appendix A to this proxy statement.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management.

     The Audit Committee has discussed with Farber & Hass ("F&H") the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec. 380). Additionally, the Audit Committee has received from F&H the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees). The Audit Committee also has discussed with F&H matters relating to their independence.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          Members of the Audit Committee:

                                          Carlo Civelli
                                          Stephen W. Desper
                                          Gilbert N. Segel

AUDIT FEES

     The aggregate fees billed by F&H for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Form 10-Qs for that fiscal year were $21,250.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company was not billed any fees for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by F&H for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     F&H did not bill for any services (other than for the services described above under the headings "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above) for the fiscal year ended December 31, 2000.

     The Audit Committee has not yet considered whether the provision of services other than those described above under the heading "Audit Fees" are compatible with maintaining the independence of F&H.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Under the Exchange Act, the Company's directors, certain executive and other officers, and any person holding more than ten percent (10%) of the Company's Common Stock are required to report their ownership and any changes in that ownership to the Securities and Exchange Commission (the "Commission") and any exchange or quotation system on which the Common Stock is listed or quoted. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by directors and officers and ten percent (10%) holders. Based solely on a review of the copies of reports furnished to the Company as filed with the Commission, the Company is informed that Mr. Desper was late in reporting transactions which occurred in September and October of 2000 because of a change in his financial service provider. The Company believes that its remaining executive officers and directors have complied with the filing requirements applicable to them for the year ended December 31, 2000.

ANNUAL REPORT

     The Company has previously forwarded to each stockholder who so requested in writing a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission and the quarterly reports for the interim periods in 2000. Requests for additional copies of these reports should be sent to the Company at 20700 Ventura Boulevard, Suite 140, Woodland Hills, California 91364, Attention:
Investor Relations.

OTHER BUSINESS

     F&H was selected as the Company's independent accountants for the fiscal year ended December 31, 2000. F&H has been selected as the Company's auditors for the current fiscal year. Representatives for F&H are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to the appropriate questions from shareholders.

     The Board of Directors does not know of any business to be presented at the Annual Meeting other than the matters set forth above, but if other matters came before the Annual Meeting, it is the intention of the proxies to vote in accordance with their best judgment on such matters.

DATED: April 12, 2001                     BY ORDER OF THE BOARD

                                          Henry R. Mandell
                                          Chairman and Chief Executive Officer

                                                                      APPENDIX A

                      SPATIALIZER AUDIO LABORATORIES, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Board of Directors (the "Board") of Spatializer Audio Laboratories, Inc. (the "Company") has oversight responsibilities to, among other things, promote an environment in which the Company maintains adequate systems of internal control, presents reliable financial information and complies with applicable laws, regulations and Company policies. To assist the Board in fulfilling certain of those oversight responsibilities, the Board has established an Audit Committee. The following sets forth certain guidelines and requirements with respect to the Audit Committee and its responsibilities.

                      I. AUTHORITY OF THE AUDIT COMMITTEE

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend meetings of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall be given unrestricted access to Company personnel and documents and to the Company's independent accountants.

                                 II. MEMBERSHIP

     The Audit Committee shall consist of at least two Directors or such additional number as the Board or the Audit Committee may determine. The Audit Committee shall not have less than two directors without prior approval of the Board. In the event that the Audit Committee has less than two Directors thereon due to the resignation, death or removal of a Director or other similar event, the Board shall appoint promptly another member thereto.

                         III. GENERAL RESPONSIBILITIES

     A. Matters relating to Annual Audit and Quarterly Financial Reports. The Audit Committee shall recommend to the Board the appointment of the independent accountants, which firm shall be accountable to the Audit Committee and the Board, and the fees to be paid to the accountants. The Audit Committee shall meet with the Company's independent accountants prior to the audit to review the planning and staffing of the audit. In connection with the audit, the Audit Committee will review with management and the independent accountants any material financial reporting issues and judgments made in connection with the preparation of the Company's financial statements. Following the completion of the audit, the Audit Committee shall meet with the independent accountants to review with the independent accountants any problems or difficulties the accountants may have encountered in connection with the audit, the adequacy of the internal accounting controls, the financial and accounting personnel and any management letter provided by the independent accountants and the Company's response to that letter. The Audit Committee shall discuss with the independent accountants any matters that are required to be discussed under applicable rules, including without limitation those matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     The Audit Committee shall also provide to the Company's independent accountants copies of the quarterly financial statements for review in accordance with the rules of the Securities and Exchange Commission.

     B. Matters Relating to Internal Controls. The Audit Committee shall review with management the adequacy of internal controls that could materially affect the Company's financial statements. Additionally, the Audit Committee shall inquire of management and the independent accountants about material financial risk exposures and review the steps management has taken to monitor and control such exposures.

     C. Matters relating to Auditor Independence. The Audit Committee shall review periodic written reports from the independent accountants regarding the independent accountants' independence, discuss such reports with the independent accountants, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself as to the independence of the independent accountants.

     D. Miscellaneous Matters. The Audit Committee shall review major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management and evaluate together with the Board the performance of the independent accountants. If so determined by the Audit Committee, it shall recommend that the Board replace the independent accountants. The Audit Committee shall prepare such reports as may be required by the rules of the Securities and Exchange Commission to be included in the Company's Annual Proxy Statement.

                      IV. MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall meet such number of times in each fiscal year of the Company as the Audit Committee believes are reasonable or necessary. The Audit Committee shall maintain minutes or other records of those meetings and its activities.

     This Charter is intended to be flexible so that the Audit Committee is able to meet changing conditions. The Audit Committee is authorized to take such further actions as are consistent with the above-described responsibilities and to perform such other actions as applicable law, the Company's charter documents and/or the Board may require. To that end, the Audit Committee shall review and reassess the adequacy of this Charter annually. Any proposed changes shall be put before the Board for its approval.

PROXY                                                                      PROXY

                      SPATIALIZER AUDIO LABORATORIES, INC.

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 25, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Henry R. Mandell as proxy and attorney-in-fact of the undersigned, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Spatializer Audio Laboratories, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Woodland Hills, located at 6360 Canoga Avenue, in Woodland Hills, California, 91637 on Friday, May 25, 2001 at 10:00 a.m., and at any adjournments thereof.

                          (Continued on reverse side)

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                      SPATIALIZER AUDIO LABORATORIES, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1.


                                                                   FOR ALL
                                                FOR   WITHHOLD  EXCEPT NOMINEES
PROPOSAL 1:                                     ALL     ALL     WRITTEN IN BELOW

To elect two Directors of the Company to serve   []     []            []
until the Annual Meeting of the Shareholders to be held in 2004.

Nominees: James D. Pace, Gilbert N. Segel
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, AND IN THE DISCRETION OF [THE] [EITHER] PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTE: Please sign exactly as your name appears herein. Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.


--------------------------------------------------------------------------------
                                   Signature

--------------------------------------------------------------------------------
                          (Stockholder(s) sign above)

Dated:                                                                     ,2001
       --------------------------------------------------------------------

    PLEASE RETURN PROMPTLY IN ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF
                               MAILED IN THE U.S.
--------------------------------------------------------------------------------
                          X   FOLD AND DETACH HERE   X